                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 7, 2000




                            STRATOSPHERE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



            1-12030                                88-0292318
   (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)



        2000 LAS VEGAS BOULEVARD SOUTH
              LAS VEGAS, NEVADA                            89104
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 382-4446


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

        (i) On March 1, 2000, Stratosphere Corporation (the "Company") dismissed Arthur Andersen LLP ("AA") as its independent accountants. Arthur Andersen LLP has completed all activities related to the Company's 1999 audit. The decision to change accountants was approved by the Audit Committee and Board of Directors of the Company.


        (ii) The reports of AA on the Company's consolidated balance sheets as of December 26, 1999 and December 27, 1998, and the related consolidated statements of income, shareholders equity, and cash flows for each of the two-years ended December 26, 1999 and December 27, 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.



        (iii) In connection with its audits for the two most recent fiscal years and the interim periods subsequent to December 26, 1999 through May 31, 2000, there were no disagreements between the Company and AA as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused them to make reference thereto in their report on the financial statements for such periods. AA has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K/A.



        (iv) During the two most recent fiscal years and through May 31, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).



     (b)  New independent accountants

        (i) On March 1, 2000, the Company engaged the firm of KPMG LLP as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of KPMG LLP as independent accountants upon recommendation of the Company's Audit Committee.


        (ii) During the most recent fiscal years and through March 1, 2000, the Company has not consulted with KPMG LLP with respect to
               (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (2) on any matter that was either the subject of a disagreement (as defined in Item 304 (a) (1) (iv) of Regulation S-K) or a reportable event (as described in Item 304 (a) (1) (v) of Regulation S-K).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STRATOSPHERE CORPORATION



Date: June 7, 2000                   By: /s/ William F. Bischoff
                                         ---------------------------------
                                     Name    William F. Bischoff
                                     Title:  Secretary/Treasurer/CFO